                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 13 , 2003 (MAY 13 , 2003)
                                                   ----------------------------


                      ALLIED HEALTHCARE INTERNATIONAL INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED ON ITS CHARTER)


         1-11570                                        13-3098275
 -----------------------                   -----------------------------------
 (COMMISSION FILE NUMBER)                  (IRS EMPLOYER IDENTIFICATION NUMBER)


                                    NEW YORK
 ------------------------------------------------------------------------------
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


                  555 MADISON AVENUE, NEW YORK, NEW YORK 10022
   ---------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (212) 750-0064
   --------------------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



   ---------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.       OTHER EVENTS.

     On May 13, 2003, Charles F. Murphy was appointed as the acting Chief Financial Officer of Allied Healthcare International Inc. (the "Company"), effective May 16, 2003. Mr. Murphy was most recently serving as the Chief Financial Officer of the Company's U.K. operations.

     Mr. Murphy replaces Daniel A. Bergeron, who resigned as Vice President and Chief Financial Officer of the Company effective May 16, 2003.


















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 13, 2003

                                ALLIED HEALTHCARE INTERNATIONAL INC.


                                By:     /s/ Marvet Abbassi
                                     -----------------------------------
                                     Name:  Marvet Abbassi
                                     Title: Vice President -Financial Controller